THE

                                    PROACTIVE

                             ASSET ALLOCATION FUNDS

                                       THE

                            OPTI-FLEX(R) DYNAMIC FUND

                                  ANNUAL REPORT

                                DECEMBER 31, 1997

                 This report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.



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                          THE OPTI-FLEX(R) DYNAMIC FUND
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February 24, 1998

Dear Fellow Shareholders,

Since the Fund is normally invested globally, and since the Dow Jones World Stock Index (DJW-X) is a broad measure of global stock prices, the DJW-X is our benchmark for comparing the performance of the Fund. December 31, 1997 completed our first full fiscal year for the Fund. During that period of time, the Fund had a total return of 5.02%, with reinvestment of dividends and capital gains, as compared to a 12.92% total return for the Dow Jones World Stock Index. Since inception of the Fund on October 1, 1996, the Fund had a total return of 8.4%, with reinvestment of dividends and capital gains, as compared to a 17.0% total return for the Dow Jones World Stock Index. The average annual total return since inception for the Fund was 6.7% as compared to 13.6% for the Dow Jones World Stock Index.

The following information was presented as a line graph:

VALUE OF $10,000:
                                          October 1, 1996*    December 31, 1997
                                          ----------------    -----------------
     The OPTI-flex(R) Dynamic Fund            $10,000               $10,840
     Dow Jones World Stock Index              $10,000               $11,700

* Inception date of the Fund.


Past performance is not predictive of future performance. A one year 1% contingent deferred sales charge (CDSC) has not been deducted from the values shown. Imposition of the 1% CDSC would only reduce the Fund value for amounts invested in the Fund for less than one year.

Economic conditions were generally favorable during 1997; with low inflation, moderate economic growth, and good corporate profit growth. However, a 1/4 percent hike in U. S. short-term interest rates on March 25th, sent most markets lower during March and early April. Following a good rally in the stock markets during the next few months, currency difficulties developed in Asia that caused most stock markets around the world to head lower during the last quarter of the year. One of the factors that restricted our ability to manage the Fund as we would have liked during 1997 was the 30% short-short rule. That rule has made it difficult for a mutual fund to receive more than 30% of its gains from the sale of securities held less than three months. That rule both restricted our investment flexibility during the year and made it necessary for us to purchase some funds in the fourth quarter of the year to receive offsetting qualifying dividends. We are pleased that the 30% short-short rule has now been repealed and expect that the Fund will not need to be concerned about it in the future.

As you can see from our Portfolio of Investments as of December 31, 1997, we were rather conservatively invested at that time. We have since become more aggressively invested. Because of the repeal of the 30% short-short rule, other mutual funds may now also be more flexible in their management. We do not expect most mutual funds to become any more flexibly managed in the future than they have been in the past. However, the change in the rule allows for a whole new breed of flexibly managed mutual funds that have not been available to the general public in the past. We are diligently searching for well-managed active funds of this type and expect to build a significant part of our portfolio around such funds. Our first investment in such a fund began on February 6, 1998.

We thank you for your patience during the past year. We look forward to being able to provide you with superior service over the coming years.

Sincerely yours,

C. Martin Unterreiner,                         Jeffrey J. Unterreiner,
Portfolio Manager                              Chairman
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                          THE OPTI-FLEX(R) DYNAMIC FUND
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                            PORTFOLIO OF INVESTMENTS
                                December 31, 1997


                                                       Shares             Value
                                                       ------             -----
MUTUAL FUNDS - 100%
   American Century Utilities Fund                     92,924        $ 1,323,231
   Caldwell & Orkin Market Opportunity Fund           219,948          3,926,066
   Franklin Utilities Fund                            118,721          1,321,370
   Invesco Strategic Utilities Fund                    52,855            711,955
   Invesco U.S. Government Securities Bond Fund       156,370          1,204,047
   Montgomery Short-Duration Government Bond Fund     118,572          1,197,572
   Oppenheimer U.S. Government Fund                   122,565          1,183,980
   Robertson Stephens Partners Fund                        95              1,570
   Star Treasury Fund                               1,897,564          1,897,564
                                                                  --------------

TOTAL MUTUAL FUNDS
   (Cost $12,834,440)                                                 12,767,355
                                                                  --------------

TOTAL INVESTMENTS - 100%
   (Cost $12,834,440)                                            $    12,767,355
                                                                  ==============


See accompanying notes to financial statements.
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                          THE OPTI-FLEX(R) DYNAMIC FUND
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                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1997

Assets:

   Investments, at market value (cost $12,834,440)              $    12,767,355
   Cash                                                                 729,029
   Receivable for capital stock sold                                    306,171
   Interest receivable                                                    9,962
   Dividends receivable                                                   7,444
   Unamortized organization costs                                        56,207
   Prepaid expense and other assets                                      21,253
                                                               ----------------
   Total Assets                                                      13.897,421
                                                               ----------------

Liabilities:

   Payable for capital stock redeemed                                   229,681
   Dividends payable                                                     29,649
   12b-1 fees payable                                                    15,328
   Organizational costs due to advisor                                   56,217
   Shareholder services fees payable                                     15,545
   Other accrued liabilities                                             21,478
                                                               ----------------
     Total Liabilities                                                  367,898
                                                               ----------------

Net Assets                                                      $    13,529,523
                                                                  =============

Components of Net Assets:

   Capital                                                      $    14,209,278
   Accumulated undistributed net investment income                        5,935
   Accumulated undistributed net realized losses from
     investment transactions                                           (618,605)
   Net unrealized depreciation of investments                           (67,085)
                                                                ---------------
     Total Net Assets                                           $    13,529,523
                                                                  =============

Capital Stock Outstanding                                             1,387,354
                                                                  =============

Net Asset Value - Offering and Redemption Price Per Share       $          9.75
                                                                  =============

See accompanying notes to financial statements.
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                          THE OPTI-FLEX(R) DYNAMIC FUND
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                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997

Investment Income:

   Interest                                                     $        46,313
   Dividends                                                            252,121
                                                                ---------------
   Total Investment Income                                              298,434
                                                                ---------------

Fund Expenses:

   Investment advisory fees                                              83,620
   Audit fees                                                            12,002
   Custodian fees                                                        11,352
   Trustee fees                                                          31,706
   Legal fees                                                             1,225
   Amortization of organization costs                                    14,987
   Registration and filing fees                                          33,561
   Insurance expense                                                      8,380
   Administrative fees                                                   30,278
   Printing and postage expense                                           1,760
   Distribution expense                                                  83,620
   Shareholder service fees                                              27,873
   Transfer agent and accounting fees                                    28,323
   Other expenses                                                         3,082
                                                                ---------------
   Total expenses                                                       371,769
                                                                ---------------

      Expenses voluntarily waived by advisor                           (107,697)
      12b-1 expenses reduced                                             (1,443)

                                                                ---------------
   Net Expenses                                                         262,629
                                                                ---------------

                                                                ---------------
Net investment income                                                    35,805
                                                                ---------------

Realized and Unrealized Gains (Losses) from investments:

   Net realized gains from investment transactions                      476,703
   Net change in net unrealized depreciation of investments             (64,715)
                                                                ---------------
   Net Realized and Unrealized Gains from Investments                   411,988
                                                                ---------------

Net Increase in Net Assets Resulting from Operations          $         447,793
                                                                ===============

See accompanying notes to financial statements.
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                          THE OPTI-FLEX(R) DYNAMIC FUND
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                       STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended     10/1/96 (1)
                                                      December 31,    through
                                                          1997       12/31/96
Increase (Decrease) in Net Assets:

   Operations:

      Net investment income                          $    35,805    $    59,356
      Net realized gains from investment
      transactions                                       476,703         65,717
      Net change in unrealized depreciation
      of investments                                     (64,715)        (2,370)
                                                     -----------    -----------

      Net Increase in Net Assets Resulting
      from Operations                                    447,793        122,703
                                                     -----------    -----------

   Dividends and Distributions to Shareholders:

      From net investment income                         (29,870)       (59,356)
      From net realized gains                           (476,703)       (65,717)
      In excess of net realized gains                   (618,605)            --
                                                     -----------    -----------
      Net Decrease in Net Assets Resulting from
      Dividends and Distributions to Shareholders     (1,125,178)      (125,073)
                                                     -----------    -----------

   Capital Transactions:

      Proceeds from shares subscribed                  8,429,617      6,694,304
      Reinvestment of dividends                        1,095,529        124,978
      Cost of shares redeemed                         (2,124,308)       (10,842)
                                                     -----------    -----------

      Net Increase in Net Assets Resulting from
      Capital Transactions                             7,400,838      6,808,440
                                                     -----------    -----------

   Total Increase in Net Assets                        6,723,453      6,806,070

   Net Assets - Beginning of Period                    6,806,070             --
                                                     -----------    -----------

   Net Assets - End of Period                       $ 13,529,523    $ 6,806,070
                                                     ===========    ===========

   Share Transactions:

      Subscribed                                         802,295        660,748
      Reinvested                                         112,362         12,338
      Redeemed                                          (199,325)        (1,064)
                                                    ------------    -----------

      Net Increase in Shares Outstanding                 715,332        672,022
                                                    ============    ===========

(1)   Date of commencement of operations

See accompanying notes to financial statements.
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                          THE OPTI-FLEX(R) DYNAMIC FUND
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                              FINANCIAL HIGHLIGHTS

                                                    Year Ended       10/1/96 (1)
                                                   December 31,       through
                                                       1997          12/31/96

Net Asset Value, Beginning of Period               $      10.13    $      10.00

Investment Operations:

   Net investment income                                   0.03            0.09
   Net gains from investments (realized
   and unrealized)                                         0.47            0.23
                                                   ------------    ------------

   Total                                                   0.50            0.32
                                                   ------------    ------------

Distributions:

   From net investment income                             (0.02)          (0.09)
   From net realized gains                                (0.38)          (0.10)
   In excess of net realized gains                        (0.48)             --

   Total                                                  (0.88)          (0.19)
                                                   ------------    ------------

Net Asset Value, End of Period                     $       9.75    $      10.13
                                                   ============    ============

Total Return                                              4.94%         3.22%(2)

Ratios/Supplemental Data:

   Net assets, end of period (000)                 $     13,530     $    6,806
   Ratio of expenses to average net assets (5)            2.35%         2.39%(3)
   Ratio of net investment income to average
   net assets (5)                                         0.32%     17.25%(3)(4)
   Ratio of expenses to average net assets,
   before voluntary fee reductions (5)                    3.33%        14.61%(3)
   Ratio of net investment income (loss) to average
   net assets before voluntary fee reductions (5)        -0.66%         5.03%(3)
   Portfolio turnover rate                            1,237.35%        18.77%
   Average commission rate paid                    $     0.0175     $   0.0281

(1)  Date of commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) This ratio is higher than normal for a fund of this type because it is an annualized ratio based on the net investment income earned during the period which included annual dividends from its investment holdings.
(5) These ratios exclude the expenses of the mutual funds in which the Fund invests.

See accompanying notes to financial statements.
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                          THE OPTI-FLEX(R) DYNAMIC FUND
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                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997

1. ORGANIZATION

The PROACTIVE Asset Allocation Funds was organized in 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The OPTI-FLEX(R) DYNAMIC Fund (the "Fund") commenced operations on October 1, 1996. The Fund is authorized to issue an indefinite number of shares of $0.10 par value stock.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Mutual funds are valued at the daily redemption value determined by the underlying fund.

Money market securities maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase Agreements -- The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions - The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains.


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                          THE OPTI-FLEX(R) DYNAMIC FUND
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                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31, 1997

To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Under current tax law, capital losses realized after October 31, 1997 may be deferred and treated as occurring on the first day of the year ended December 31, 1998 (Post-October Losses"). The Fund had losses of $1,815,779 which have been deferred. These Post-October Losses are the primary reason for the $618,605 of dividends in excess of net realized capital gains.

Organizational Costs -- Costs related to the organization of the Fund have been deferred and are being amortized on a straight-line basis over a five-year period.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

PROACTIVE Money Management, Inc. (the "Advisor") provides the Fund with investment management research, statistical and advisory services. For such services the Fund pays monthly a fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.75% of average net assets up to $500 million, 0.65% of average net assets exceeding $500 million. During the year ended December 31, 1997, the Advisor voluntarily reimbursed expenses of the Fund so that total expenses of the Fund would not exceed 2.40% of average daily net assets.

During the year ended December 31, 1997 fee waivers and reimbursements of $109,140 were required to achieve the recorded expense ratios. To the extent the Fund does not increase net assets, the Fund is reliant upon the ability of the investment advisor to continue to provide fee waivers and reimbursements. The investment advisor is dependent upon achieving its own financial goals, including targeted increases in the Fund's net assets through net sales of fund shares, in order to provide such support to the Fund.

Pursuant to Rule 12b-1 of the Act, the Fund has adopted a Distribution Plan (the "Plan") with PROACTIVE Financial Services, Inc. (the "Distributor"). Under the provisions of the Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.75% of average daily net assets of the Fund, to aid in the distribution of Fund shares. Additionally, the Fund has adopted a Service Plan with the Distributor. Under the provisions of the Service Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of the Fund, to reimburse securities dealers for personal services or maintenance of shareholder accounts.

Certain officers and trustees of the Fund are also officers or directors of the Advisor and the Distributor.

4. PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, excluding short-term investments and U.S. Government and agency obligations for the year ended December 31, 1997 were as follows:
                                         PURCHASES               SALES
                                         ---------               -----

     OPTI-FLEX(R)DYNAMIC FUND         $137,841,435          $130,606,836

As of December 31, 1997, the aggregate cost of investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:

                  INVESTMENTS    UNREALIZED        UNREALIZED     NET UNREALIZED
                    AT COST     APPRECIATION      DEPRECIATION     DEPRECIATION
OPTI-FLEX(R)
DYNAMIC FUND     $12,886,731       $5,198          ($124,574)       ($119,376)
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                          THE OPTI-FLEX(R) DYNAMIC FUND
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                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
The PROACTIVE Asset Allocation Funds --
The OPTI-FLEX(R) DYNAMIC Fund:

     We have audited the accompanying statement of assets and liabilities of The PROACTIVE Asset Allocation Funds - The OPTI-FLEX(R) DYNAMIC Fund (Fund) including the portfolio of investments as of December 31, 1997, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1997, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The PROACTIVE Asset Allocation Funds - The OPTI-FLEX(R) DYNAMIC Fund at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP
Columbus, Ohio
February 12, 1998

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                          THE OPTI-FLEX(R) DYNAMIC FUND
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                               INVESTMENT ADVISOR

                        PROACTIVE Money Management, Inc.


                                   DISTRIBUTOR

                       PROACTIVE Financial Services, Inc.


                     ADDRESS OF FUND, ADVISOR, & DISTRIBUTOR

                       500 CHESTERFIELD Center, Suite 250
                             Chesterfield, MO 63017
                                  800-873-3371
                                  314-530-7575


                                    CUSTODIAN

                                 Star Bank, N.A.
                                Star Bank Center
                                425 Walnut Street
                              Cincinnati, OH 45202


                            TRANSFER AGENT & DIVIDEND
                                DISBURSING AGENT

                          Mutual Funds Service Company
                               6000 Memorial Drive
                                Dublin, OH 43017
                                  888-587-3539
                         614-798-3149 (in Central Ohio)


                                  LEGAL COUNSEL

                     Armstrong, Teasdale, Schlafly, & Davis
                             One Metropolitan Square
                            St. Louis, MO 63102-2740


                                    AUDITORS

                              KPMG Peat Marwick LLP
                              Two Nationwide Plaza
                               Columbus, OH 43215